EXHIBIT 10.12

                            SUBSCRIPTION AGREEMENT

CyNet, Inc.
12777 Jones Road, Suite 400
Houston, Texas  77070

Gentlemen:

      This subscription agreement (this "AGREEMENT") is intended to set forth and confirm certain representations, covenants and agreements of the undersigned ("SUBSCRIBER") and CyNet, Inc., a Texas corporation (the "COMPANY"), with respect to the offering for sale by the Company of a warrant and certain shares of its Common Stock.

      1. SUBSCRIPTION. Subject to the terms and conditions hereof, the undersigned hereby irrevocably confirms its subscription for: (i) 10,000,000 shares of the Company's Class A Common Stock, no par value (the "CLASS A COMMON STOCK"), at a price of $1.00 per share (the "SHARES"), and (ii) a five-year warrant to purchase up to 4,800,000 shares of Class A Common Stock at $1.00 per share (the "WARRANTS") at a price of $10.00 (the Shares and the Warrant (including shares of Class A Common Stock issuable upon exercise of the Warrant) are sometimes referred to herein collectively as the "SECURITIES").

            (a) The subscription for the Shares shall be paid in installments in the amount designated in each Installment Notice (defined below) delivered by the Company to the Subscriber or in this Agreement. Subscriber has paid an aggregate of $926,000 prior to the date hereof and has been issued 926,000 Shares. The next installment for 250,000 Shares shall be due and payable within thirty (30) days after the date of this Agreement. Thereafter, as needed to meet the capital requirements of the Company (including those described in Section 4(h) hereof), the Company may from time to time provide written notice (each, an "INSTALLMENT NOTICE") that an additional installment is due within twenty (20) days after the date of the Installment Notice; provided that in any event, all outstanding installments for which no Installment Notice has been given will be due and payable on or before December 31, 1998. In the event any such day should not be a business day (which for purposes hereof shall be a Saturday, Sunday or legal holiday recognized as such by the government of the United States or the State of Texas) such installment's purchase shall take place on the next succeeding business day.

            (b) The subscription for the Warrant is being paid concurrently with the execution of this Agreement.


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            (c) In the event the undersigned should fail to timely fund any installment purchase hereunder (i) the Company may exercise all rights and remedies available to it, in law and in equity, to enforce that obligation or receive damages as consequence of such breach by the undersigned and
      (ii) the Company may, by written notice to the undersigned, deem the right of the undersigned to purchase Shares to be forfeited. Notwithstanding anything to the contrary in this Agreement, the undersigned may, at its option and from time to time, elect at any time to purchase all or any outstanding installments by providing written notice to the Company of such election together with the required payment.

      2. ACCEPTANCE OF SUBSCRIPTION; DELIVERY OF SECURITIES. The undersigned understands and agrees that this subscription is made subject to the following terms and conditions:

            (a) The Company shall have the right to reject this subscription in whole, but not in part, so that once accepted by the Company, the Company irrevocably agrees to sell the Securities to the undersigned in accordance with the terms and conditions of this Subscription Agreement;

            (b) The subscription for Securities shall be deemed to be accepted only when this Subscription Agreement has been accepted in writing by the Company;

            (c) The Securities to be issued and delivered on account of this subscription will only be issued in the name of, and delivered to, the undersigned, and the undersigned agrees to comply with the terms of this Agreement; and

            (d) The representations and warranties of the Company set forth herein shall be true and correct as of the date that the Company accepts this subscription.

      3. REPRESENTATIONS AND WARRANTIES OF THE UNDERSIGNED. The undersigned hereby represents and warrants to the Company as follows:

            (a) The undersigned is acquiring the Securities for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "ACT"), and applicable state securities laws.

            (b) The undersigned understands that (A) the Securities (1) have not been registered under the Act or any state securities laws, (2) will be issued in reliance upon an exemption from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof and/or Regulation D thereunder, (3) will be issued in reliance upon exemptions from the registration and prospectus delivery requirements of state securities laws which relate to private offerings and (4) must be held by the undersigned indefinitely, and (B) the undersigned must therefore bear the economic risk of such investment indefinitely unless

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      a subsequent disposition thereof is registered under the Act and applicable state securities laws or is exempt therefrom. The undersigned further understands that such exemptions depend upon, among other things, the BONA FIDE nature of the investment intent of the undersigned expressed herein. Pursuant to the foregoing, the undersigned acknowledges that the certificates representing the Securities acquired by the undersigned shall bear a restrictive legend substantially as follows:

                  "The Securities represented by this certificate are subject to restrictions on transfer under the Securities Act of 1933, as amended, and state securities laws, and may not be offered for sale, sold, assigned, transferred, pledged or otherwise disposed of unless registered under the applicable securities laws or until the Company has received advice of its counsel that the Securities may be transferred without such registration."

            In addition, the Warrants shall bear a restrictive legend substantially as follows:

                  "The Transfer of this Warrant and the Shares of Common Stock issuable upon exercise hereof is subject to compliance with the conditions specified in this Warrant, and no transfer of this Warrant or such shares shall be valid until such conditions have been satisfied."

            (c) The undersigned has knowledge, skill and experience in financial, business and investment matters relating to an investment of this type and is capable of evaluating the merits and risks of such investment and protecting the undersigned's interest in connection with the acquisition of the Securities. The undersigned understands that the acquisition of the Securities is a speculative investment and involves substantial risks and that the undersigned could lose its entire investment in the Securities. To the extent deemed necessary by the undersigned, the undersigned has retained, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of purchasing and owning the Securities. The undersigned has the ability to bear the economic risks of its investment in the Company, including a complete loss of the investment, and the undersigned has no need for liquidity in such investment.

            (d) The undersigned has been furnished by the Company all information (or provided access to all information) regarding the business and financial condition of the Company, its expected plans for future business activities, the attributes of the Securities and the merits and risks of an investment in the Securities which the undersigned has requested or which is otherwise required to provide full disclosure of material facts regarding an investment in the Securities. Such disclosures include, without limitation, information concerning the Rescission Offer (defined in Section 4(h) hereof) and the liabilities of the Company associated therewith, as set forth in the draft dated July ___, 1998, of the

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      Company's Registration Statement on Form SB-2 (the "REGISTRATION
      STATEMENT"), a copy of which has been received and reviewed by the undersigned.

            (e) In making the proposed investment decision, the undersigned is relying solely on investigations made by the undersigned and the undersigned's representatives. The offer to sell the Securities was communicated to the undersigned in such a manner that the undersigned was able to ask questions of and receive answers from the management of the Company concerning the terms and conditions of the proposed transaction and that at no time was the undersigned presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general or public advertising or solicitation.

            (f) The undersigned acknowledges that the undersigned has been advised that:

                        THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
                  THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF ANY REPRESENTATIONS BY THE COMPANY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        IN MAKING AN INVESTMENT DECISION THE UNDERSIGNED MUST
                  RELY ON ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF ANY REPRESENTATION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON
                  TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE UNDERSIGNED IS AWARE THAT IT MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.


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            (g) The undersigned acknowledges and is aware that there has never been any representation, guarantee or warranty made by the Company or any officer, director, employee or agent or representative of the Company, expressly or by implication, as to (i) the approximate or exact length of time that the undersigned will be required to remain an owner of the Securities; (ii) the amount of or type of consideration, profit or loss to be realized, if any, as a result of this investment; or (iii) that the past performance or experience of the Company, or any future expectations, will in any way indicate predictable results of the ownership of Securities or of the overall financial performance of the Company.

            (h) The undersigned agrees to furnish the Company such other information as the Company may reasonably request in order to verify the accuracy of the information contained herein and agrees to notify the Company immediately of any material change in the information provided herein that occurs prior to the Company's acceptance of this subscription.

      The foregoing representations and warranties and undertakings are made by the undersigned and on behalf of the undersigned with the intent that they be relied upon in determining its suitability as an investor and the undersigned hereby agrees that such representations and warranties shall survive its purchase of the Securities.

      4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the undersigned as follows:

            (a) The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and is duly qualified to do business as a foreign corporation in all jurisdictions in which the failure to be so qualified would materially and adversely affect the business or financial condition, properties or operations of the Company. The Company has all requisite corporate power and authority (i) to own and lease the properties and assets it currently owns and leases and it contemplates owning and leasing and (ii) to conduct its activities as such activities are currently conducted and as currently contemplated to be conducted.

            (b) The Company has duly authorized the issuance and sale of the Securities in accordance with the terms of this Agreement by all requisite corporate action, including the authorization of the Company's Board of Directors of the issuance and sale of the Securities in accordance herewith, and the execution, delivery and performance of any other agreements and instruments executed in connection herewith.

            (c) The Securities, when issued and paid for in accordance with this Agreement, will represent duly authorized, validly issued and fully paid and nonassessable shares of Class A Common Stock of the Company, and the issuance thereof will not conflict with the articles

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      of incorporation or bylaws of the Company and will be in full compliance with all federal and state securities laws applicable to such issuance and sale.

            (d) Except for matters relating to the Rescission Offer, there is no litigation or governmental proceeding pending or threatened against the Company which would materially and adversely affect the business or financial condition, properties or operations of the Company. Except for matters relating to the Recession Offer, the Company has complied with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, and the Company has all necessary permits, licenses and other authorizations required to conduct its business as conducted, except in all cases (other than the Rescission Offer) for those laws, rules, regulations and orders and those permits, licenses and authorizations the failure to comply with or the failure to hold or obtain would not have a material adverse effect on the business or financial condition, properties or operations of the Company.

            (e) Except as disclosed in the Registration Statement, the Company is not in default in the performance of any obligation, agreement or condition contained in any agreement of the Company or in any agreement by which the Company or any of its property is bound, except for those defaults which would not have a material adverse effect on the business or financial condition, properties or operations of the Company.

            (f) The execution and delivery of this Agreement, the fulfillment of the terms set forth herein and the consummation of the transactions contemplated hereby will not conflict with, or constitute a breach of or default under, any agreement, indenture or instrument by which the Company is bound or any law, administrative rule, regulation or decree of any court or any governmental body or administrative agency applicable to the Company.

            (g) This Agreement and the information provided pursuant hereto do not contain, as of the date hereof, an untrue statement of a material fact and do not omit a material fact necessary to make the statements contained therein not misleading. There is no fact which the Company has not disclosed to the undersigned and of which the Company is aware which materially and adversely affects or could, in the Company's reasonable opinion, materially and adversely affect the business, prospects, financial condition, operations, property or affairs of the Company.

            (h) The Company intends to use the proceeds from the sale of the Securities for various corporate purposes, including (i) working capital,
      (ii) equipment purchases and other capital expenditures, (iii) the payment of accrued but unpaid dividends payable on the Company's preferred stock and (iv) the funding of the Company's obligations to repurchase certain of its securities pursuant to a rescission offer (the "RESCISSION OFFER") to be conducted by the Company after the date hereof.

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     5. REGISTRATION RIGHTS AGREEMENT. Simultaneously with the acceptance of the subscription for the Securities, the Company and Subscriber are entering into a Registration Rights Agreement in the form attached hereto as Exhibit A.

      6.    MISCELLANEOUS.

            (a) This Agreement shall be governed by and construed in accordance with the laws of Texas, notwithstanding principles of conflicts of laws.

            (b) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and may be amended only by a writing executed by all parties hereto.

            (c) This Agreement and the representations and warranties contained herein shall be binding upon the heirs, executors, legal representatives, administrators, successors and permitted assigns of the undersigned.

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of July __, 1998.


                                          CYNET HOLDINGS, LLC

                                          By:/s/VINCENT W. BEALE, SR.
                                                Vincent W. Beale, Sr., President

The Company hereby accepts the foregoing subscription subject to the terms and conditions hereof as of July 22, 1998.


                                          CYNET, INC.

                                          By:/s/SAMUEL C. BEALE
                                                Samuel C. Beale, Vice President
                                                and General Counsel

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